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Exhibit 32.2

TRANSCANADA PIPELINES LIMITED

450 - 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF FINANCIAL OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Russell K. Girling, the Chief Financial Officer of TransCanada PipeLines Limited (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company's Quarterly Report as filed on Form 6-K for the period ended September 30, 2004 with the Securities and Exchange Commission (the "Report"), that:

1.
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ RUSSELL K. GIRLING
Russell K. Girling Chief Financial Officer October 28, 2004

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  Exhibit 32.2